                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 2
                                       TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   March 27, 2001
                                                 -------------------------------

                      THE FINANCIAL COMMERCE NETWORK, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                Nevada                       0-27971                  22-2582276
-------------------------------------------------------------------------------------
     (State or Other Jurisdiction          (Commission               (IRS Employer
           of Incorporation)              File Number)            Identification No.)

40 Wall Street, New York, New York                                         10005
--------------------------------------------------------------------------------
(Address if Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (212) 635-9587
                                                    ----------------------------
40 Wall Street, New York, New York, 10005
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Change in Registrant's Certifying Accountant

Effective March 28, 2001, the Company retained Kempisty & Company Certified Public Accountants, P.C. ("K&Co.") to act as the Company's independent certified public accountant for the year ending December 31, 2000 and as the independent public accountant for Alexander Wescott & Co., Inc. ("ALWC") commencing with the year ended December 31, 2001. In this regard K&Co. replaced Rothstein Kass & Company ("RK&Co."), which resigned as the Company's and ALWC's independent certified public accountants on March 27, 2001. RK&Co. audited the Company's consolidated balance sheet as at December 31, 1998 and 1999 and its consolidated statements of operation, stockholders' equity and cash flows for the years ended December 31, 1997, 1998 and 1999. RK&Co. stated in their review report of the Company's financial statements included in the Company's Report on Form 10QSB for the quarter ended September 30, 2000 that as disclosed in the notes to the financial statements, the Company has a significant working capital deficit, an accumulated deficit and a stockholders' deficit and that these matters raise substantial doubt about the Company's ability to continue as a going concern. RK&Co. made a similar statement in its report on its audit of the balance sheet at December 31, 2000 and the statements of operation, stockholders' equity and cash flows for the year ended December 31, 2000 of ALWC. With the exception of the foregoing, the reports of RK&Co. for neither of the past two fiscal years and none of the quarterly periods thereof contained an adverse opinion, or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles.

During the Company's two most recent fiscal years and subsequent interim periods there were no disagreements with RK&Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RK&Co. would have caused it to make reference to such disagreements in its report. The Company has authorized RK&Co. to discuss any matter relating to the Company and its operations with K&Co.. The change in the Company's auditors was approved by the board of directors of the Company. The Company does not have an audit committee. During the two most recent fiscal years and subsequent interim periods, the Company did not consult K&Co. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event. K&Co. has reviewed the disclosures contained in this 8-K report. The Company has advised K&Co. that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why K&Co. does not agree with any statements made by the Company in this report. K&Co. has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit No.     Description
         -----------     -----------

              16.1 Letter from former auditors dated May 3, 2001 confirming information in Item 4 hereof as originally filed on Form 8-K/A on April 30, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE FINANCIAL COMMERCE NETWORK, INC.



Date:  May 8, 2001                   By: Richard H. Bach
                                         ---------------------------------------
                                         Richard H. Bach
                                         Chief Executive Officer